Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Ned Mavrommatis, CFO
201-996-9000; fax: 201-996-9144
ned@id-systems.com

I.D. Systems, Inc. Reports Fourth Quarter and Year-End
Financial Results for Fiscal 2010

Woodcliff Lake, NJ, March 9, 2011—I.D. Systems, Inc. (NASDAQ: IDSY) today announced its financial results for the fourth quarter and fiscal year ended December 31, 2010.

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Revenue for the fourth quarter increased sequentially 11% to $7.2 million, compared to $6.5 million for the third quarter of 2010, as sales of systems and services increased across I.D. Systems’ primary market segments—wireless industrial vehicle management and trailer fleet management.

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Revenue for the year increased to $25.9 million, compared to $10.3 million for the year ended December 31, 2009, reflecting the strategic acquisition of the Asset Intelligence business unit in January, 2010, and improving economic and market conditions in the second half of 2010. The Asset Intelligence business contributed revenue of $15.2 million for the year.

•	Gross margins for both the fourth quarter and full fiscal year were 56%, compared to 28% for the fourth quarter of 2009 and 46% for the full fiscal year 2009.

•

Cash flow from operations was positive for the second consecutive quarter. Cash, cash equivalents and marketable securities as of December 31, 2010 increased to $28.4 million from $28.2 million as of September 30, 2010. For the last six months of 2010, positive cash flow from operations was $1.9 million, compared to net cash used of $5.5 million for the first six months of the year.

•

Excluding stock-based compensation and depreciation and amortization of intangible assets, non-GAAP net loss for the fourth quarter of 2010 decreased 68% to $1.3 million, or ($0.12) per basic and diluted share, compared to non-GAAP net loss of $4.1 million, or ($0.37) per basic and diluted share, for the fourth quarter of 2009.

•	For the last six months of 2010, non-GAAP net loss decreased 62% to $2.4 million, compared to non-GAAP net loss of $6.2 million for the first six months of 2010.

“We are pleased by our progress in the second half of 2010 and believe we are well positioned for 2011,” said Jeffrey Jagid, I.D. Systems’ Chairman and Chief Executive Officer. “Our top line revenue growth, and the underlying improvement in economic conditions in the industrial markets we serve, is encouraging. Our margins are strong, especially from the recurring service contract revenue of our Asset Intelligence subsidiary. We have met or exceeded the goals we set at the beginning of the year to reduce and control the Company’s operating costs. And we increased our net cash position by almost $2 million in the second half of the year, with no debt.”

Customers contributing to I.D. Systems’ revenue growth in 2010 included American Airlines, American Eagle Airlines, Ford Motor Company, GE Transportation, Knight Transportation, Nestlé, and Walmart.

For the quarter ended December 31, 2010, net loss was $2.7 million, or ($0.24) per basic and diluted share, compared to net loss of $4.8 million, or ($0.43) per basic and diluted share, for the quarter ended December 31, 2009. For the year ended December 31, 2010, net loss was $12.6 million, or ($1.12) per basic and diluted share, compared to net loss of $13.2 million, or ($1.20) per basic and diluted share, for the year ended December 31, 2009. Fiscal 2010 results include the operations of I.D. Systems’ Asset Intelligence subsidiary, acquired in January, 2010, which are not included in the fiscal 2009 results.

Highlights for fiscal 2010 included:

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I.D. Systems’ acquisition of Asset Intelligence, a leading provider of wireless solutions for tracking and managing trailers, containers, and other supply chain assets, which expanded the scope of I.D. Systems’ asset management solutions, broadened the Company’s customer base, and contributed a high-margin recurring revenue stream.

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Expansion of I.D. Systems’ wireless technology solutions with existing customers, including, for industrial vehicle management, American Airlines, American Eagle Airlines, Audi AG, Ford Motor Company, Procter & Gamble, Nestlé, Walgreens and Walmart, and, for Asset Intelligence transportation fleet management, Forward Air and Knight Transportation.

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Initial implementations of I.D. Systems’ wireless technology solutions with new customers, including, for industrial vehicle management, Campbell’s Soup, General Mills and the Red River Army Depot, and, for transportation fleet management, Container Port Group, Garner Transportation and Royal Freight.

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Execution of a marketing agreement with The Raymond Corporation, a leading global manufacturer of material handling vehicles, and growing sales of I.D. Systems’ solutions through Raymond’s national account sales organization and dealer network.

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The development and deployment of a new generation of rental fleet management technology for a leading U.S. rental car company, encompassing both traditional airport-based rental fleet management and a remote, charge-by-the-hour “car-sharing” system.

•	Development of new products to expand the markets and applications addressed by I.D. Systems’ solutions, including:

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VeriWise™ Track & Trace, a low-cost, long-life cellular device with flexible mounting options and simple installation, aimed at trailer and container location tracking, theft countermeasures, and short-term asset analytics.

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SafeNav™ Powered by Garmin™, an on-vehicle, GPS-based navigation and alert system designed to provide airport vehicle operators with real-time situational awareness, with the goal of avoiding accidental runway incursions.

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PowerBox™ industrial vehicle management system, a hosted, out-of-the-box solution designed to simplify system acquisition, deployment and benefit achievement for customers with small to medium fleets, or larger fleets with basic vehicle management requirements.

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Expansion of I.D. Systems’ intellectual property portfolio, including the award of new patents on vehicle access control, mobile asset management, baggage tracking, and automated remote asset maintenance.

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A stock repurchase program, implemented in November, 2010, authorizing the repurchase of issued and outstanding shares of the Company’s common stock up to an aggregate value of $3 million, to be made from time to time in the open market or in privately negotiated transactions, funded from I.D. Systems’ working capital. As of December 31, 2010, the Company had acquired 36,000 shares at an aggregate purchase price of $99,000 under this program.

Investor Conference Call

I.D. Systems will hold a conference call for investors and analysts at 4:45 p.m. Eastern Time on Wednesday, March 9, 2011. Jeffrey Jagid, Chairman and Chief Executive Officer of I.D. Systems, will lead a discussion on the financial results of the period and other recent business developments. After opening remarks and a discussion of the results, there will be a question and answer period. The conference call will be broadcast live over the Internet via the Investors section of the Company’s website at www.id-systems.com. To listen to the live call, go to the website at least 10 minutes early to download and install any necessary audio software.

About I.D. Systems

Based in Woodcliff Lake, New Jersey, with subsidiaries in Germany and the United Kingdom, I.D. Systems is a leading provider of wireless solutions for securing, controlling, tracking, and managing high-value enterprise assets, including vehicles, powered equipment, trailers, containers, and cargo. The Company’s patented technologies address the needs of organizations to monitor and analyze their assets to improve safety, security, efficiency, and productivity. For more information, please visit www.id-systems.com.

Non-GAAP Measures

To supplement its consolidated financial statements presented in accordance with GAAP, I.D. Systems provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income/loss and non-GAAP net income/loss per basic and diluted share. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of I.D. Systems’ current financial performance. Specifically, I.D. Systems believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. Reconciliation to the nearest GAAP measure of all non-GAAP measures included in this press release can be found in the financial tables included in this press release.

“Safe Harbor” Statement

This press release contains forward looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to I.D. Systems’ beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond I.D. Systems’ control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with acquisitions. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for I.D. Systems’ products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect I.D. Systems’ intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in I.D. Systems’ filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2009. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, I.D. Systems. I.D. Systems assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

-- Tables to Follow --

I.D. Systems, Inc. and Subsidiaries
Statement of Operations Data

	Three Months Ended December 31,		Year Ended December 31,

	2009	2010	2009	2010

Revenues:
Product revenues	$2,103,000	$3,089,000	$6,470,000	$9,483,000
Service revenues	754,000	4,145,000	3,846,000	16,378,000

	2,857,000	7,234,000	10,316,000	25,861,000
Cost of revenues:
Cost of products	1,591,000	1,730,000	3,882,000	5,077,000
Cost of services	463,000	1,472,000	1,672,000	6,363,000

	2,054,000	3,202,000	5,554,000	11,440,000

Gross profit	803,000	4,032,000	4,762,000	14,421,000

Selling, general and administrative expenses	4,924,000	5,739,000	16,543,000	23,326,000
Research and development expenses	582,000	1,067,000	2,604,000	4,429,000

Loss from operations	(4,703,000)	(2,774,000)	(14,385,000)	(13,334,000)
Interest income	19,000	100,000	933,000	675,000
Interest expense	(43,000)	—	(130,000)	(56,000)
Other income (loss)	(32,000)	10,000	390,000	104,000

Net loss	$(4,759,000)	$(2,664,000)	$(13,192,000)	$(12,611,000)

Net loss per share – basic and diluted	$(0.43)	$(0.24)	$(1.20)	$(1.12)

Weighted average common shares outstanding – basic and diluted	11,075,000	11,263,000	10,991,000	11,239,000

I.D. Systems, Inc. and Subsidiary
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010
Net loss attributable to common stockholders	$(4,759,000)	$(2,664,000)	$(13,192,000)	$(12,611,000)
Depreciation and amortization of intangible assets	129,000	988,000	533,000	2,435,000
Stock-based compensation	540,000	376,000	2,157,000	1,558,000

Non-GAAP net loss	$(4,090,000)	$(1,300,000)	$(10,502,000)	$(8,618,000)

Non-GAAP net loss per share – basic and diluted	$(0.37)	$(0.12)	$(0.96)	$(0.77)

I.D. Systems, Inc. and Subsidiaries
Balance Sheet Data

	December 31, 2009*	December 31, 2010

ASSETS
Cash and cash equivalents	$19,481,000	$14,491,000
Investments – short term	33,909,000	4,565,000
Accounts receivable, net	3,252,000	7,044,000
Note and lease receivable – current	—	353,000
Inventory, net	4,487,000	7,295,000
Interest receivable	97,000	53,000
Deferred costs – current	—	1,159,000
Prepaid expenses and other current assets	686,000	1,211,000

Total current assets	61,912,000	36,171,000

Investments – long term	6,752,000	9,364,000
Note and lease receivable – less current portion	—	839,000
Deferred costs – less current portion	—	2,978,000
Fixed assets, net	917,000	3,853,000
Other assets	—	272,000
Goodwill	619,000	1,837,000
Intangible assets, net	375,000	5,571,000

	$70,575,000	$60,885,000

LIABILITIES
Accounts payable and accrued expenses	$2,094,000	$9,141,000
Line of credit	11,638,000	—
Deferred revenue, current	501,000	2,186,000

Total current liabilities	14,233,000	11,327,000
Deferred rent	—	199,000
Deferred revenue, less current portion	461,000	4,614,000

Total liabilities	14,694,000	16,140,000

Commitments and Contingencies
STOCKHOLDERS’ EQUITY
Preferred stock; authorized 5,000,000 shares, $0.01 par value; none issued	—	—
Common stock; authorized 50,000,000 shares, $0.01 par value; 12,284,000 and 12,491,000 shares issued at December 31, 2009 and 2010, respectively; shares outstanding, 11,075,000 and 11,242,000 at December 31, 2009 and 2010, respectively	120,000	121,000
Additional paid-in capital	103,596,000	105,156,000
Accumulated deficit	(36,859,000)	(49,470,000)
Accumulated other comprehensive (loss) income	(60,000)	(37,000)

	66,797,000	55,770,000
Treasury stock, at cost	(10,916,000)	(11,025,000)

Total stockholders’ equity	55,881,000	44,745,000

Total liabilities and stockholders’ equity	$70,575,000	$60,885,000

*Derived from audited balance sheet as of December 31, 2009.

I.D. Systems, Inc. and Subsidiaries
Statement of Cash Flows Data

	Year ended December 31,

	2009	2010

Cash flows from operating activities:
Net loss	$(13,192,000)	$(12,611,000)
Adjustments to reconcile net loss to cash used in operating activities:
Inventory reserve	621,000	—
Accrued interest income	120,000	44,000
Stock-based compensation expense	2,157,000	1,558,000
Depreciation and amortization	533,000	2,435,000
Deferred rent expense	(22,000)	188,000
Change in fair value of investments	(338,000)	—
Bad debt reserve	—	65,000
Changes in:
Restricted cash	230,000	—
Accounts receivable	5,049,000	(611,000)
Note and lease receivable	—	199,000
Unbilled receivables	168,000	—
Inventory	(1,815,000)	2,428,000
Prepaid expenses and other assets	(320,000)	105,000
Deferred costs	—	(3,442,000)
Deferred revenue	307,000	4,454,000
Accounts payable and accrued expenses	(369,000)	1,593,000

Net cash used in operating activities	(6,871,000)	(3,595,000)

Cash flows from investing activities:
Purchase of fixed assets	(358,000)	(1,459,000)
Business acquisition	(518,000)	(15,000,000)
Purchase of investments	(59,408,000)	(15,330,000)
Proceeds from sales and maturities of investments	62,439,000	42,107,000

Net cash provided by investing activities	2,155,000	10,318,000

Cash flows from financing activities:
Proceeds from exercise of stock options	2,000	3,000
Borrowing on line of credit	12,900,000	—
Principal payments on line of credit	(1,262,000)	(11,638,000)
Purchase of treasury shares	—	(99,000)

Net cash provided by (used in) financing activities	11,640,000	(11,734,000)

Effect of foreign exchange rate changes on cash and equivalents	(1,000)	21,000
Net increase (decrease) in cash and cash equivalents	6,923,000	(4,990,000)
Cash and cash equivalents - beginning of period	12,558,000	19,481,000

Cash and cash equivalents - end of period	$19,481,000	$14,491,000

Supplemental disclosure of cash flow information:
Cash paid for interest	$130,000	$56,000

Noncash activities:
Unrealized (loss) gain on investments	$(107,000)	$46,000

Shares withheld pursuant to stock issuance	$65,000	$10,000

Acquisition:
Fair value of assets acquired	$748,000	$20,746,000
Liabilities assumed	(104,000)	(5,746,000)
Less contingent consideration	(110,000)	—
Less cash acquired	(16,000)	—

Net cash paid	$518,000	$15,000,000